UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2012

Ironstone Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-12346	95-2829956
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Pier 1, Bay 3, San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (415) 551-3260

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note

We are filing this Form 8-K/A to amend the Form 8-K that Ironstone Group, Inc., filed on October 22, 2012. We mistakenly reported early, the appointment of Sadler Gibbs as our auditor for our 3rd quarter 10-Q filing. They should have been appointed after we finalized our Form 10-K for 2012.  We are retaining Madsen & Associates CPAs, as  the Company's  independent public accounting firm.

Item 4.01	Changes in Registrant's Certifying Accountant

(a)	Previous independent registered public accounting firm

	(i)	On October 18,2012, Ironstone Group, Inc., (the “Company”) formally informed Madsen & Associates CPAs, Inc. of their dismissal as the Company's independent registered public accounting firm.

(ii)
The reports of Madsen & Associates CPAs, Inc. on the Company's financial statements as of and for the years ended December 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company's ability to continue as a going concern.

	(iii)	The Company's Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)
During the years ended December 31, 2011 and 2010, and through October 18, 2012, there have been no disagreements with Madsen & Associates CPAs, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Madsen & Associates CPAs, Inc. would have caused them to make reference thereto in connection with their report on the financial statements for such years.

	(v)	The Company has requested that Madsen & Associates CPAs, Inc. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

(b)	New independent registered public accounting firm

(1)
On October 18, 2012 the Company engaged Sadler, Gibb & Associates, L.L.C. as its new independent registered public accounting firm. During the years ended December 31, 2011 and 2010and through October 18, 2012, the Company had not consulted with Sadler, Gibb & Associates, L.L.C. regarding any of the following:

	(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on the Company's consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Sadler, Gibb & Associates, L.L.C. concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

	(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

16.1	Letter of Madsen & Associates CPAs, Inc. dated October 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironstone Group, Inc.
/s/ William R. Hambrecht
William R. Hambrecht
Chief Executive Officer, Director
Date: November 19, 2012

/s/ Quock Q. Fong
Quock Q. Fong
Chief Financial Officer
Date: November 19, 2012